Exhibit 99.2
Westar Energy, Inc.
First Quarter 2017 Earnings
Released May 9, 2017

Cody VandeVelde
Director Investor Relations
785-575-8227
cody.vandevelde@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
	2017	2016	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$176,169	$179,290	$(3,121)	(1.7)
Commercial	155,707	165,673	(9,966)	(6.0)
Industrial	98,516	100,697	(2,181)	(2.2)
Other retail	(12,349)	(14,381)	2,032	14.1
Total Retail Revenues	418,043	431,279	(13,236)	(3.1)
Wholesale	77,367	67,412	9,955	14.8
Transmission	69,441	63,915	5,526	8.6
Other	7,723	6,844	879	12.8
Total Revenues	572,574	569,450	3,124	0.5
OPERATING EXPENSES:
Fuel and purchased power	113,855	100,058	13,797	13.8
SPP network transmission costs	60,674	60,760	(86)	(0.1)
Operating and maintenance	81,198	77,757	3,441	4.4
Depreciation and amortization	88,625	83,640	4,985	6.0
Selling, general and administrative	59,157	56,456	2,701	4.8
Taxes other than income tax	42,716	48,968	(6,252)	(12.8)
Total Operating Expenses	446,225	427,639	18,586	4.3
INCOME FROM OPERATIONS	126,349	141,811	(15,462)	(10.9)
OTHER INCOME (EXPENSE):
Investment earnings	3,155	2,016	1,139	56.5
Other income	1,300	9,477	(8,177)	(86.3)
Other expense	(5,316)	(5,543)	227	4.1
Total Other (Expense) Income	(861)	5,950	(6,811)	(114.5)
Interest expense	41,095	40,431	664	1.6
INCOME BEFORE INCOME TAXES	84,393	107,330	(22,937)	(21.4)
Income tax expense	20,911	38,622	(17,711)	(45.9)
NET INCOME	63,482	68,708	(5,226)	(7.6)
Less: Net income attributable to noncontrolling interests	3,821	3,123	698	22.4
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$59,661	$65,585	$(5,924)	(9.0)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.42	$0.46	$(0.04)	(8.7)
Diluted earnings per common share	$0.42	$0.46	$(0.04)	(8.7)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,437	141,993	444	0.3
Diluted	142,696	142,311	385	0.3
DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.38	$0.02	5.3
Effective income tax rate	25%	36%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	March 31, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,359	$3,066
Accounts receivable, net of allowance for doubtful accounts of $8,420 and $6,667, respectively	237,032	288,579
Fuel inventory and supplies	310,861	300,125
Taxes receivable	—	13,000
Prepaid expenses	20,841	16,528
Regulatory assets	121,937	117,383
Other	27,070	29,701
Total Current Assets	721,100	768,382
PROPERTY, PLANT AND EQUIPMENT, NET	9,321,669	9,248,359
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	255,321	257,904
OTHER ASSETS:
Regulatory assets	751,437	762,479
Nuclear decommissioning trust	212,820	200,122
Other	253,243	249,828
Total Other Assets	1,217,500	1,212,429
TOTAL ASSETS	$11,515,590	$11,487,074
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$125,000
Current maturities of long-term debt of variable interest entities	28,538	26,842
Short-term debt	226,300	366,700
Accounts payable	162,231	220,522
Accrued dividends	55,771	52,885
Accrued taxes	126,497	85,729
Accrued interest	85,612	72,519
Regulatory liabilities	11,973	15,760
Other	69,816	81,236
Total Current Liabilities	766,738	1,047,193
LONG-TERM LIABILITIES:
Long-term debt, net	3,685,752	3,388,670
Long-term debt of variable interest entities, net	82,663	111,209
Deferred income taxes	1,767,299	1,752,776
Unamortized investment tax credits	209,968	210,654
Regulatory liabilities	226,943	223,693
Accrued employee benefits	511,368	512,412
Asset retirement obligations	349,933	323,951
Other	83,757	83,326
Total Long-Term Liabilities	6,917,683	6,606,691
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 11 and 12)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 142,047,633 shares and 141,791,153 shares, respective to each date	710,238	708,956
Paid-in capital	2,015,287	2,018,317
Retained earnings	1,080,268	1,078,602
Total Westar Energy, Inc. Shareholders’ Equity	3,805,793	3,805,875
Noncontrolling Interests	25,376	27,315
Total Equity	3,831,169	3,833,190
TOTAL LIABILITIES AND EQUITY	$11,515,590	$11,487,074

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$63,482	$68,708
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88,625	83,640
Amortization of nuclear fuel	8,069	8,329
Amortization of deferred regulatory gain from sale leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	5,901	5,261
Non-cash compensation	2,468	2,491
Net deferred income taxes and credits	19,011	33,984
Allowance for equity funds used during construction	(775)	(2,464)
Changes in working capital items:
Accounts receivable	51,547	33,196
Fuel inventory and supplies	(10,581)	109
Prepaid expenses and other current assets	27,399	7,712
Accounts payable	(23,135)	(31,158)
Accrued taxes	47,775	49,339
Other current liabilities	(54,223)	(28,984)
Changes in other assets	2,328	21,933
Changes in other liabilities	10,606	(11,846)
Cash Flows from Operating Activities	237,123	238,876
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(175,400)	(220,849)
Purchase of securities - trusts	(4,191)	(13,712)
Sale of securities - trusts	5,720	16,332
Proceeds from investment in corporate-owned life insurance	103	23,963
Investment in affiliated company	—	(655)
Other investing activities	(2,354)	(2,840)
Cash Flows used in Investing Activities	(176,122)	(197,761)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(140,407)	66,500
Proceeds from long-term debt	296,475	—
Proceeds from long-term debt of variable interest entities	—	162,048
Retirements of long-term debt	(125,000)	—
Retirements of long-term debt of variable interest entities	(26,840)	(190,355)
Repayment of capital leases	(800)	(675)
Borrowings against cash surrender value of corporate-owned life insurance	910	963
Repayment of borrowings against cash surrender value of corporate-owned life insurance	—	(22,837)
Issuance of common stock	470	657
Distributions to shareholders of noncontrolling interests	(5,760)	(2,550)
Cash dividends paid	(52,750)	(49,665)
Other financing activities	(7,006)	(4,961)
Cash Flows used in Financing Activities	(60,708)	(40,875)
NET CHANGE IN CASH AND CASH EQUIVALENTS	293	240
CASH AND CASH EQUIVALENTS:
Beginning of period	3,066	3,231
End of period	$3,359	$3,471

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
1st Quarter 2017 vs. 2016

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2016 earnings attributable to common stock			$65,585		$0.46

		Favorable/(Unfavorable)

	Gross Margin		(10,587)	A
	Operating and maintenance		(3,441)	B
	Depreciation and amortization		(4,985)	C
	Selling, general and administrative		(2,701)	D
	Taxes other than income tax		6,252	E
	Other income (expense)		(6,811)	F
	Interest expense		(664)
	Income tax expense		17,711	G
	Net income attributable to noncontrolling interests		(698)
	Change in shares outstanding	—

2017 earnings attributable to common stock			$59,661		$0.42

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A	Due primarily to lower residential and commercial sales from warmer winter weather and one less calendar day due to 2016 being a leap year

B	Due primarily to higher distribution expense from taking advantage of warmer winter weather and executing our vegetation management strategy earlier in the year - ($3.9M)

C	Due in part to the start of operations of our Western Plains Wind Farm in March 2017

D	Due primarily to: higher labor and employee benefit costs -- ($1.8M) and higher merger-related expenses --($0.4M)

E	Due primarily to decreased property tax amortization expense that is largely offset by decreased prices -- $6.7M

F	Due primarily to: a decrease in COLI benefits -- ($6.5M) and lower equity AFUDC -- ($1.7)

G	Due primarily to lower income before income taxes and increases in tax benefits from production tax credits and stock-based compensation

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended March 31,
	2017	2016	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$176,169	$179,290	$(3,121)	(1.7)
Commercial	155,707	165,673	(9,966)	(6.0)
Industrial	98,516	100,697	(2,181)	(2.2)
Other retail	3,936	3,842	94	2.4
Provision for rate refunds	(16,285)	(18,223)	1,938	10.6
Total Retail Revenues	418,043	431,279	(13,236)	(3.1)
Tariff-based wholesale	57,221	59,020	(1,799)	(3.0)
Market-based wholesale	20,146	8,392	11,754	140.1
Transmission	69,441	63,915	5,526	8.6
Other	7,723	6,844	879	12.8
Total Revenues	$572,574	$569,450	$3,124	0.5

Electricity Sales	(Thousands of MWh)
Residential	1,354	1,397	(43)	(3.1)
Commercial	1,617	1,659	(42)	(2.5)
Industrial	1,334	1,302	32	2.5
Other retail	20	20	—	—
Total Retail	4,325	4,378	(53)	(1.2)
Tariff-based wholesale	1,008	995	13	1.3
Market-based wholesale	1,483	880	603	68.5
Total wholesale	2,491	1,875	616	32.9
Total Electricity Sales	6,816	6,253	563	9.0

	(Dollars per MWh)
Total retail	$96.66	$98.51	$(1.85)	(1.9)
Tariff-based wholesale	$56.77	$59.32	$(2.55)	(4.3)
Market-based wholesale	$13.58	$9.54	$4.04	42.3

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$89,847	$81,639	$8,208	10.1
Purchased power	43,452	38,830	4,622	11.9
Subtotal	133,299	120,469	12,830	10.7
RECA recovery and other	(19,444)	(20,411)	967	4.7
Total fuel and purchased power expense	$113,855	$100,058	$13,797	13.8

Electricity Supply	(Thousands of MWh)
Generated - Gas	323	225	98	43.6
Coal	3,458	3,288	170	5.2
Nuclear	1,244	1,252	(8)	(0.6)
Wind	294	122	172	141.0
Subtotal electricity generated	5,319	4,887	432	8.8
Purchased	1,755	1,556	199	12.8
Total Electricity Supply	7,074	6,443	631	9.8

	(Dollars per MWh)
Average cost of fuel used for generation	$16.89	$16.71	$0.18	1.1
Average cost of purchased power	$24.76	$24.96	$(0.20)	(0.8)
Average cost of fuel and purchased power	$18.84	$18.70	$0.14	0.7

Degree Days		2016/
	2017	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	16	4	12	300.0
Actual compared to 20 year average	16	2	14	700.0
Heating
Actual compared to last year	1,901	2,082	(181)	(8.7)
Actual compared to 20 year average	1,901	2,428	(527)	(21.7)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Capitalization
		March 31, 2017		December 31, 2016
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$125,000
Current maturities of long-term debt of VIEs		28,538		26,842
Long-term debt, net		3,685,752		3,388,670
Long-term debt of variable interest entities, net		82,663		111,209
Total long-term debt		3,796,953	49.8%	3,651,721	48.8%
Common equity		3,805,793	49.9%	3,805,875	50.8%
Noncontrolling interests		25,376	0.3%	27,315	0.4%
Total capitalization		$7,628,122	100.0%	$7,484,911	100.0%

GAAP Book value per share		$26.79		$26.84
Period end shares outstanding (in thousands)		142,048		141,791

Outstanding Long-Term Debt

	CUSIP	March 31, 2017		December 31, 2016
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$—		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.25% Series due December 2025	95709TAL4	250,000		250,000
2.55% Series due June 2026	95709TAN0	350,000		350,000
3.10% Series due April 2027	95709TAP5	300,000		—
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
4.25% Series due December 2045	95709TAM2	300,000		300,000
		2,680,000		2,505,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,755,500		2,580,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
2.50% Series due June 2031		50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,726,940		3,551,940
Unamortized debt discount		(11,395)		(10,358)
Unamortized debt issuance expense		(29,793)		(27,912)
Long-term debt due within one year		—		(125,000)
Total long-term debt, net		$3,685,752		$3,388,670

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three months ended March 31, 2017 and 2016 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended March 31,
	2017	2016	Change
	(Dollars in Thousands)
Revenues	$572,574	$569,450	$3,124
Less: Fuel and purchased power expense	113,855	100,058	13,797
SPP network transmission costs	60,674	60,760	(86)
Gross Margin	$398,045	$408,632	$(10,587)

Income from operations	$126,349	$141,811	$(15,462)
Plus: Operating and maintenance expense	81,198	77,757	3,441
Depreciation and amortization expense	88,625	83,640	4,985
Selling, general and administrative expense	59,157	56,456	2,701
Taxes other than income tax	42,716	48,968	(6,252)
Gross Margin	$398,045	$408,632	$(10,587)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 should be read in conjunction with this financial information.